SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             SUN RIVER ENERGY, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:








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                             Sun River Energy, Inc.
                         10200 W. 44th Ave., Suite 210 E
                              Wheat Ridge, CO 80033
                                 (303) 940-2090


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Sun River Energy, Inc.:

         A Special Meeting of Shareholders of Sun River Energy, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Daylight Time on June 23, 2008 for the purposes of:

         1. To authorize 25,000,000 Preferred Shares with a $.0001 par value, in such classes or series with designation of rights, privileges, and preferences as the Board may later determine. The Company does not have any present plans to issue any shares of Preferred Stock.

         All shareholders are invited to attend the meeting. Shareholders of record at the close of business on June 2, 2008, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholder beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                            By Order of the Board of Directors


                                Wesley F. Whiting
                             -----------------
                             President and Chief Executive Officer
June 2008







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                             Sun River Energy, Inc.
                         10200 W. 44th Ave., Suite 210 E
                              Wheat Ridge, CO 80033
                                 (303) 940-2090

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

Solicitation and Revocability of Proxy

         This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Sun River Energy, Inc., a Colorado corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at the law offices of Michael A. Littman on June 23, 2008 at 10:00 a.m., Mountain Daylight Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Special Meeting and voting in person.

         The mailing address of the Company's principal executive office is 10200 W. 44th Ave., Wheat Ridge, CO 80033, and its telephone number at this office is (303) 940-2090.

Shares Outstanding, Voting Rights and Proxies

         Holders of shares of the Company's common stock, (the "Common Stock") of record at the close of business on June 2, 2008 (the "Record Date") are entitled to vote at the Special Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 15,075,768 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.




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         The  holders of a majority  of the  outstanding  shares of the  Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Special Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Special Meeting, is required for the adoption of the matters proposed herein.

         The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Special Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Special Meeting.

         The person named as proxy is Wesley F. Whiting. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of Proposals 1 and 2 at the Special Meeting.

Dissenter's Rights

         Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is June 13, 2008.

                    INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal 1: AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE ISSUE OF UP TO TWENTY FIVE MILLION (25,000,000) SHARES OF PREFERRED STOCK IN SUCH CLASSES AND SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE

         We are asking shareholders to authorize the directors of the Company to have the authority to issue up to twenty-five million (25,000,000) shares of Preferred Stock. This requires an amendment to our Articles of Incorporation. These shares are known as "blank check" preferred, because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future.

     The Company is seeking to authorize Preferred Stock, because, in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition. The Company does not have any plans to issue any shares of Preferred Stock, at this time.


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         If the additional  Preferred  Stock is authorized,  the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

         Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholder's will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION TO ISSUE UP TO TWENTY FIVE MILLION (25,000,000) SHARES OF PREFERRED STOCK.

         In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.

                         FINANCIAL AND OTHER INFORMATION

         Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended April 30, 2007 (as filed with the Securities and Exchange Commission on August 17, 2007), which is incorporated herein by reference. Upon Request, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Sun River Energy, Inc., 10200 W. 44th Ave, #210 E, Wheat Ridge, CO 80033.

                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

Dated: May 29, 2008                       SUN RIVER ENERGY, INC.

                                        By the order of the Board of Directors

                                        /s/ Wesley F. Whiting
                                        -----------------------------------
                                        Wesley F. Whiting, President, & Director












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                                     BALLOT

                             SUN RIVER ENERGY, INC.
                         10200 W. 44th Ave., Suite 210 E
                              Wheat Ridge, CO 80033
                                 (303) 940-2090

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Wesley F. Whiting proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Sun River Energy, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on June 23, 2008, at 10:00 a.m., at 7609 Ralston Road, Arvada, CO 80002, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

         1. To authorize 25,000,000 Preferred Shares with a $.0001 par value, in such classes or series with designation of rights, privileges, and preferences as the Board may later determine.

                  [_] FOR           [_] AGAINST               [_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________

_______________________________________     ____________________________________
Signature of Stockholder                             Signature if held jointly

Printed name: __________________________    Printed name: ______________________

Address: ______________________________

         ______________________________-

                             Dated: __________________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.